EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement, dated as of January 14, 1998 (the "Agreement"), is by and between PARACELSIAN, INC., a Delaware corporation with its principal offices in New York (the "Company"), and BIOMAR INTERNATIONAL, INC., a Delaware corporation with its principal offices in North Carolina (the "Investor").

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of a Stock Purchase Agreement (the "Purchase Agreement"), dated the date hereof, between the Company and the Investor, the Investor is investing in newly issued shares of the common stock of the Company;

         WHEREAS, it is a condition to the obligations of the Investor under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

         NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission"   shall   mean  the   Securities   and   Exchange
Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean the common stock of the Company, as constituted as of the date of this Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" shall mean an Investor owning or having the right to acquire Restricted Stock or any transferee of rights under this Agreement under
Section 13.

                  "Registration Expenses" shall mean all expenses incurred in connection with a registration statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses.

                  "Restricted Stock" shall mean the mean the "Shares," the "Warrants" (both as defined in the Purchase Agreement) and the Common Stock to be issued under the Warrants.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Restricted Stock which are incurred in connection with a registration statement, plus any portion of Registration Expenses required by law to be paid by the selling shareholder.

         2. RESTRICTIVE LEGEND. Each certificate representing Restricted Stock shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS CERTIFICATE UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

         3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Stock or other shares of capital stock of the Company (other than under the circumstances described in Sections 4 or 5), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to a parent corporation, subsidiary corporation or to a corporation which is under common control with a transferor (in the case of a transferor that is a corporation, to a member of the transferor's immediate family or other descendant of the transferor or to a trust or other entity for the benefit of the transfer and/or such person provided that in such case the transferee(s) remain bound hereby).

         4. REQUIRED REGISTRATION. (a) At any time within six months following the date of this Agreement, one or more Holders of Restricted Stock constituting at least sixty percent (60%) of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting Holder or Holders ("Initiating Holders").

                  (b) Notwithstanding anything to the contrary contained in this
Section 4, no request may be made under this Section 4 within one hundred eighty
(180) days after the effective date of a registration statement filed by the Company other than on Form S-4 or S-8 or their successor forms.

                  (c) If at the time of any request to register Restricted Stock pursuant to this Section 4 (i) the Company is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a registered public offering of its securities, (ii) the Company is in possession of material non-public information the public disclosure of which, in the good faith determination of the Company's Board of Directors, would materially and adversely affect the Company, (iii) the Company shall have delivered to the Holders of Restricted Stock that have requested a registration a certificate of an officer of the Company to the effect that, on the advice of counsel, the Company believes such delay is necessary to comply with Regulation M under the Exchange Act, or (iv) the Company is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of one hundred twenty (120) days from the time of such request to register Restricted Stock pursuant to this Section 4; PROVIDED, HOWEVER, that such right to delay a request may be exercised by the Company not more than once in any twelve-month period. Such delay, however, shall not in any way restrict the Holders from exercising piggyback registration rights under Section 5 during such period.

                  (d) Following receipt of any notice under this Section 4, the Company shall immediately notify all Holders of Restricted Stock from whom notice has not been received, and such Holders shall be entitled within thirty
(30) days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting Holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other Holders within thirty (30) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. Notwithstanding any other provision of this Section 4, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Restricted Stock which would otherwise be underwritten pursuant hereto, and the number of shares of Restricted Stock that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Restricted Stock of the Company owned by each Holder; PROVIDED, HOWEVER, that the number of shares of Restricted Stock to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (e) The Company shall be obligated to register Restricted Stock pursuant to this Section 4, on only one (1) occasion; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto, unless a failure was caused by a Holder.

                  (f) Except for registration statements on Form S-4, S-8 or any successor forms thereto, and unless the Company (i) has previously given the notice referred to in Section 5 or (ii) has exercised its rights to delay a requested registration under Section 4(c)(i) and within the time period prescribed in Section 4(c) files a registration statement with respect to a registered public offering of it securities, the Company will not file with the Commission any other registration statement with respect to a registered public offering of its securities, the Company will not file with the Commission any other registration statement under the Securities Act with respect to Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting Holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

         5. PIGGYBACK REGISTRATION. (a) If the Company at any time (other than pursuant to Section 4 or Section 13) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor forms thereto), each such time it will give written notice to all Holders of outstanding Restricted Stock of its intention so to do; PROVIDED HOWEVER that no such notice shall be required after such time that the Company ceases to have registration obligations under this Section 5. Upon the written request of any such Holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the Holder (in accordance with its written request) of such Restricted Stock so registered.

                  (b) If any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced pro rata among the requesting Holders based upon the number of shares of Restricted Stock owned by such Holders if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that: (1) if the Company registers any of its securities for its own account in such underwriting, such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting Holders of Restricted Stock or (2) if the Company does not register any of its securities for its own account in such underwriting, the number of shares of Restricted Stock to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting unless the Holders of more than 60% of the Restricted Securities consent to the inclusion of such other securities.

                  (c) Notwithstanding the foregoing provisions of this Section 5, the Company may withdraw any registration statement referred to in this
Section 5 without thereby incurring any liability to the Holders of Restricted Stock.

         6. OBLIGATIONS OF THE COMPANY. If and whenever the Company is required by the provisions of Section 4 or 5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until completion of the period of distribution and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such person reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, subject to each party's obligations not to disclose or misuse any confidential information disclosed to it.

                           For  purposes of Sections  4(f),  6(a) and 6(b),  the
period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and sixty (60) days after the effective date thereof.

         7. OBLIGATIONS OF SELLING STOCKHOLDERS. In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary to assure compliance with federal and applicable state securities laws.

         8. CERTAIN UNDERWRITING MATTERS. In connection with each registration pursuant hereto covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         9. EXPENSES. The Company will pay all Registration Expenses in connection with each registration statement hereunder.

        10. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant hereto, the Company will and hereby does indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant hereto, each seller of such Restricted Stock thereunder severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Restricted Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein no misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and PROVIDED FURTHER that the liability of each seller hereunder shall not apply to amounts paid in settlement without such seller's prior written consent.

                  (c) Promptly after receipt by an indemnified  party  hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10 and shall only relive it from any liability which it may have to such indemnified party under this
Section 10 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED,

HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 10 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 10; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The  obligations  of the Company  and  Holders  under this
Section 10 shall survive the completion of any offering of Restricted Stock in a registration statement under Section 4, 5 or 13 of this Agreement, and otherwise.

         11. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock of Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         12. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and;

                  (c) furnish to each Holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Restricted Stock without registration.

         13. TRANSFERABILITY OF REGISTRATION RIGHTS. The rights conferred herein on the Holders of Restricted Stock shall only inure to the benefit of a transferee of Restricted Stock, (i) if the transfer was approved by the Board of Directors of the Company (which approval shall not be unreasonably withheld) and there is transferred to such transferee all of the Restricted Stock then held by the transferor or (ii) if the transferee is a transferee permitted in the provision to Section 3; PROVIDED HOWEVER that no transferee shall receive rights pursuant to this Agreement unless it first agrees in writing to abide by all restrictions on the Holders hereunder.

         14. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Investor as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation or bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement as been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         15.      MISCELLANEOUS.

                  (a) BINDING EFFECT. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Restricted Stock), whether so expressed or not.

                  (b)  NOTICES.  All  notices,  requests,   consents  and  other
communications hereunder shall be in writing and shall be sent by nationally recognized overnight courier which obtains a signed receipt upon delivery, mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:
(i) if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement; or (ii) if to any subsequent Holder of Common Stock, to it at such address or addresses as shall have furnished in writing to the Company (in the case of a Holder of Restricted Stock) or to the Holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) NO WAIVER: Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  (d) AMENDMENTS, WAIVERS AND CONSENTS. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holders of at least sixty percent (60%) of the outstanding shares of Restricted Stock.

                  (e) TERMINATION. The obligations of the Company to register shares of Restricted Stock under Sections 4 and 5 shall terminate with respect to any Holder at such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder's shares during a three (3) month period without registration.

                  (f) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without giving effect to the principles of the conflicts of laws thereof.

                  (h) INJUNCTIVE RELIEF. The Company recognizes that the rights of the Investor under this Agreement are unique and, accordingly, the Investor shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Investor which may exist apart from this Agreement.

                  (i) MERGER PROVISION. This Agreement, along with the Purchase Agreement of even date herewith, including all exhibits and schedules thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, of any of the parties hereto concerning the subject matter hereof.

                  (j) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


             [The remainder of this page left blank intentionally.]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                BIOMAR INTERNATIONAL, INC.

                                By: /s/ T. Nelson Campbell
                                   ---------------------------------------------
                                        T. Nelson Campbell
                                        Chairman of the Board


                                PARACELSIAN, INC.

                                By: /s/ Thomas Tachovsky
                                   ---------------------------------------------
                                        Dr. Thomas Tachovsky
                                        President and Chief Executive Officer